UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 2, 2015 (September 29, 2015)

Resource Innovation Office REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-201842	80-0854717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 231-7050

Resource Real Estate Innovation Office REIT, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

Resource Innovation Office REIT, Inc. (formerly known as “Resource Real Estate Innovation Office REIT, Inc.”) (the “Company”), which is currently conducting an offering of up to $1.1 billion in shares of its common stock, recently classified its common stock into Class A shares (the “Class A Shares”) and Class T shares (the “Class T Shares,” and together with the Class A Shares, the “Shares”). In connection with the Company’s classification of its common stock as Class A Shares and Class T Shares, the Company has amended and restated its charter and has entered into certain amendments to various material agreements as described below.

Advisory Agreement

On October 1, 2015, the Company entered into an Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”) with Resource Innovation Office Advisor, LLC, the Company’s advisor (the “Advisor”).

The Amended Advisory Agreement updates as appropriate the terms of the Advisory Agreement by and between the Advisor and the Company, effective as of May 29, 2015, in order to reflect (1) the existence of the Company’s newly designated Class A Shares and Class T Shares; (2) that the acquisition fee payable to the Advisor as compensation for the investigation, selection, sourcing and acquisition or origination of investments is 2.5% of the sum actually paid or allocated in connection with the acquisition; and (3) that the asset management fee payable to the Advisor is 1.25% of the aggregate cost of the Company’s assets.

The term of Amended Advisory Agreement is for one year from its effective date of October 1, 2015, subject to renewals by each party for an unlimited number of successive one-year periods. The Amended Advisory Agreement may be terminated upon 60 days’ written notice by the Company with or without cause or penalty upon the vote of a majority of the Company’s independent directors, or (3) upon 60 days’ written notice by the Advisor. “Cause” is defined in the Amended Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Advisor in connection with performing its duties, the bankruptcy of the Advisor or upon a material breach of the agreement by the Advisor.

The foregoing summary of the Amended Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Limited Partnership Agreement

On October 1, 2015, the Company entered into the Amended and Restated Limited Partnership Agreement of Resource Innovation Office OP, LP (the “Amended Operating Partnership Agreement”), with Resource Innovation Office Holdings, LLC (the “Limited Partner”) and Resource Innovation Office SLP, LLC (the “Special Limited Partner”). The Amended Operating Partnership Agreement amends and restates the Limited Partnership Agreement entered into on March 3, 2015, by and among the Company, the Limited Partner and the Special Limited Partner to provide generally that the Special Limited Partner, an affiliate of Resource Real Estate, Inc., the Company’s sponsor (the “Sponsor”), will receive 15% of distributions made by the Resource Innovation OP, LP (the “Operating Partnership”) after the Limited Partner and the Company realize a 6% pre-tax annual return on their capital investments in the Operating Partnership.

The foregoing summary of the Amended Operating Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Operating Partnership Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Dealer Manager Agreement

On October 1, 2015, the Company entered into an Amended and Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”), with the Sponsor and Resource Securities, Inc. (the “Dealer Manager”). The Amended Dealer Manager Agreement amends and restates the Dealer Manager Agreement, dated June 1, 2015, between the Company and the Dealer Manager in order to, among other things, establish the compensation payable to the Dealer Manager by the Company and the Sponsor in connection with the sale of the Shares. Under the Amended Dealer Manager Agreement, the Company will pay the Dealer Manager a dealer manager fee of up to 3.0% of the gross proceeds of Shares sold in the Company’s primary offering.

The Amended Dealer Manager Agreement also provides that the Dealer Manager is entitled to receive the following selling commissions in connection with the sale of Shares in the primary offering: (1) with respect to the sale of Class A Shares, up to 5.5% of the gross offering proceeds from the sale of Class A Shares, of which 2.5% is payable by the Company and 3.0% is payable by the Sponsor with no right to reimbursement by the Company; and (2) with respect to the sale of Class T Shares, up to 3.0% of the gross offering proceeds from the sale of Class T Shares, all of which is payable by the Sponsor with no right to reimbursement by the Company. The Dealer Manager will reallow all of the selling commissions that it receives for the sale of Shares that are attributable to a participating broker-dealer.

The Amended Dealer Manager Agreement also provides that each Class T Share sold in the primary offering will be subject to a distribution and shareholder servicing fee, payable by the Company to the Dealer Manager, for four years from the date on which such share is issued. The distribution and shareholder servicing fee will accrue daily and will be equal to 1.0% of the purchase price per Class T Share (or, after the Company begins calculating its net asset value (“NAV”) as described in the Company’s prospectus, the NAV per Class T Share). The Company will cease paying the distribution and shareholder servicing fee on each Class T Share prior to the fourth anniversary of its issuance on the earliest of the following, should any of these events occur: (1) the date at which, in the aggregate, underwriting compensation from all sources equals 10% of the gross proceeds from the primary offering; (2) the date on which the Company lists its shares on a national securities exchange, and (3) the date of a merger or other extraordinary transaction in which the Company is a party and in which the Company’s common stock is exchanged for cash or other securities. The Amended Dealer Manager Agreement provides that the Dealer Manager will reallow the distribution and shareholder servicing fee payable on each Class T Share to the participating broker-dealer responsible for the sale of such Class T Share or, under certain conditions, to the broker-dealer servicing the account of the holder of such Class T Share.

The Amended Dealer Manager Agreement also provides that reduced selling commissions will be payable to the Dealer Manager in connection with sales of $1,000,000 or more of Class A Shares through the same participating broker-dealer in the primary offering.

The foregoing summary of the terms of the Amended Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Dealer Manager Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Incentive Plan

On September 29, 2015, the Company’s board of directors (the “Board”) authorized, approved and adopted the Resource Innovation Office REIT, Inc. Amended & Restated 2015 Incentive Plan (the “Amended Incentive Plan”), subject to the approval of the Advisor, which is the Company’s sole stockholder. On September 29, 2015, the Advisor authorized, approved and adopted the Amended Incentive Plan.

The Amended Incentive Plan amends and restates in its entirety the Resource Real Estate Innovation Office REIT, Inc. 2015 Incentive Plan, which was adopted by the Board on March 31, 2015 and by the Company’s sole stockholder on May 27, to account for the classification of the Company’s common stock into Class A Shares and Class T Shares.

The foregoing summary of the terms of the Amended Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Incentive Plan, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Independent Directors Compensation Plan

On September 29, 2015, the Board approved and adopted the Resource Innovation Office REIT, Inc. Independent Directors Compensation Plan (the “Amended Compensation Plan”). The Amended Compensation Plan, which became effective on October 1, 2015, amends and restates in its entirety the Resource Real Estate Innovation Office REIT, Inc. Independent Directors Compensation Plan to specify that stock awards under the Amended Compensation Plan will be made in Class A Shares.

The foregoing summary of the terms of the Amended Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Compensation Plan, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Second Articles of Amendment and Restatement

On September 29, 2015 the Company filed its Second Articles of Amendment and Restatement (the “Amended Articles”) with the State Department of Assessments and Taxation of Maryland. The Amended Articles (1) change the name of the Company from “Resource Real Estate Innovation Office REIT, Inc.” to “Resource Innovation Office REIT, Inc.”; and (2) reclassify the Company’s common stock into Class A Shares and Class T Shares. The Amended Articles took effect immediately upon filing with the State Department of Assessments and Taxation of Maryland.

Following the classification and designation of the Company’s common stock as authorized by the Amended Articles, the Company is authorized to issue 400,000,000 shares of common stock, of which 125,000,000 are classified as Class A Shares and 275,000,000 are classified as Class T Shares.

The foregoing summary of the terms of the Amended Articles does not purport to be complete and is qualified in its entirety by reference to the Amended Articles, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On September 29, 2015, the Company’s board of directors approved amendments to the Company’s distribution reinvestment plan and share repurchase program to account for the Company’s classification of its common stock into Class A Shares and Class T Shares.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Amended & Restated Dealer Manager Agreement among Resource Innovation Office REIT, Inc., Resource Real Estate, Inc., and Resource Securities, Inc., dated as of October 1, 2015

3.1	Second Articles of Amendment and Restatement of Resource Real Estate Innovation Office REIT, Inc., dated as of September 29, 2015

10.1	Amended & Restated Advisory Agreement between Resource Innovation Office REIT, Inc. and Resource Innovation Office Advisor, LLC, dated as of October 1, 2015

10.2	Amended & Restated Limited Partnership Agreement of Resource Innovation Office OP, LP, among Resource Innovation Office REIT, Inc., and the other partners party thereto, dated as of October 1, 2015

10.3	Resource Innovation Office REIT, Inc. Amended & Restated 2015 Incentive Plan, dated as of September 29, 2015

10.4	Resource Innovation Office REIT, Inc. Amended & Restated Independent Directors Compensation Plan, dated as of October 1, 2015

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements (such as those with respect to the payment of fees or distributions) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with future economic, competitive and market conditions, future business decisions and those risks set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, and other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE INNOVATION OFFICE REIT, INC.

By:	/s/ Alan F. Feldman
	Name:	Alan Feldman
	Title:	Chief Executive Officer

Date: October 2, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Amended & Restated Dealer Manager Agreement among Resource Innovation Office REIT, Inc., Resource Real Estate, Inc., and Resource Securities, Inc., dated as of October 1, 2015

3.1	Second Articles of Amendment & Restatement of Resource Real Estate Innovation Office REIT, Inc., dated as of September 29, 2015

10.1	Amended & Restated Advisory Agreement between Resource Innovation Office REIT, Inc. and Resource Innovation Office Advisor, LLC, dated as of October 1, 2015

10.2	Amended & Restated Limited Partnership Agreement of Resource Innovation Office OP, LP, among Resource Innovation Office REIT, Inc., and the limited partners party thereto, dated as of October 1, 2015

10.3	Resource Innovation Office REIT, Inc. Amended & Restated 2015 Incentive Plan, dated as of September 29, 2015

10.4	Resource Innovation Office REIT, Inc. Amended & Restated Independent Directors Compensation Plan, dated as of October 1, 2015